                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   July 29, 1998
                                                  ----------------


                           UNISOURCE WORLDWIDE, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Delaware                 File No. 1-14482              13-5369500
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       (STATE OR OTHER               (COMMISSION              (I.R.S. EMPLOYER
        JURISDICTION                 FILE NUMBER)            IDENTIFICATION NO.)
       OF INCORPORATION)




     1100 Cassatt Road, Berwyn, Pennsylvania              19312
     P.O. Box 3000-0935, Berwyn, Pennsylvania             19312
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            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)


  REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:     (610) 296-4470
                                                     -------------------




                                 Not Applicable
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  (FORMER NAME, FORMER ADDRESS, AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
                                    REPORT)
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Item 5.  Other Events.
         ------------

       On July 29, 1998, the Registrant issued the five press releases described in Item 7 below and attached to this report.




Item 7.  Financial Statements and Exhibits.
         ---------------------------------

           (c)  Exhibits.
                --------

        (99.1) Press Release dated July 29, 1998 (Unisource Reports Third Quarter Earnings).
        (99.2) Press Release dated July 29, 1998 (Unisource Approves Regular Quarterly Dividend, Announces Intention to Reduce Future Dividends).
        (99.3) Press Release dated July 29, 1998 (Unisource Names New Senior Vice President of Procurement).
        (99.4) Press Release dated July 29, 1998 (Unisource Announces Restructuring Details, Plan Includes Dividend Reduction and New Capital Structure).
        (99.5) Press Release dated July 29, 1998 (Unisource Names New Senior Vice President of Sales).

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                                   SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             UNISOURCE WORLDWIDE, INC.
                                             (Registrant)



                                             By: /s/ Thomas A. Decker
                                                 ------------------------------
                                                   Thomas A. Decker
                                                   Senior Vice President,
                                                   General Counsel and Secretary




Dated: July 30, 1998
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                                 Exhibit Index
                                 -------------



        (99.1) Press Release dated July 29, 1998 (Unisource Reports Third Quarter Earnings).
        (99.2) Press Release dated July 29, 1998 (Unisource Approves Regular Quarterly Dividend, Announces Intention to Reduce Future Dividends).
        (99.3) Press Release dated July 29, 1998 (Unisource Names New Senior Vice President of Procurement).
        (99.4) Press Release dated July 29, 1998 (Unisource Announces Restructuring Details, Plan Includes Dividend Reduction and New Capital Structure).
        (99.5) Press Release dated July 29, 1998 (Unisource Names New Senior Vice President of Sales).